Subsequent Release - 1 GDSVF&H\10593288.6 EXHIBIT A SUBSEQUENT RELEASE This agreement (the “Subsequent Release”), which is Exhibit A to the Transition and Separation Agreement (the “Separation Agreement”) entered into between Robert H. Schwartz (“you,” “your,” or “Employee”) and Anterix, Inc. (the “Company” and, together with you, the “Parties”), supplements the Separation Agreement. Capitalized terms not otherwise defined herein shall have the same meaning as used in the Separation Agreement. In consideration for the Severance Benefits to be provided by the Company pursuant to Paragraph 2(c) of the Separation Agreement (the “Severance Benefits”), you agree to the following: 1. Separation Date; Final Pay and Benefits: You acknowledge and agree that your employment with the Company ended on November 1, 2024 (the “Separation Date”). You acknowledge and agree that the Company has provided (or will provide) you with payment of your base salary through the Separation Date, less lawful deductions (the “Final Pay”) through the Separation Date, in a timely manner and in accordance with your state’s law. Whether or not you execute this Subsequent Release, you will be entitled to, and are not releasing your rights to, the Final Pay or any benefits required to be provided to you pursuant to any employee benefit plans in which you are a participant. 2. General Release and Waiver of Claims: Subject to the Protected Rights section below, to the fullest extent permitted by law, you on behalf of yourself, your heirs, family members, executors, estates, agents and assigns, or any controlled affiliate and any trust or other entity of which you or your heirs, estates or family directly or indirectly hold a majority beneficial interest, fully, finally, and forever release and discharge the Company and its owners, agents, officers, shareholders, employees, directors, attorneys, subscribers, subsidiaries, affiliates, successors, investors, and assigns (collectively “Releasees”) of and from all claims and potential claims that may legally be waived by private agreement, whether known or unknown, whether specifically enumerated or not in this Subsequent Release, which you have asserted or could assert against the Company arising out of or relating in any way to acts, circumstances, facts, transactions, or omissions based on facts occurring up to and including the date you sign this Subsequent Release (the “Released Claims”). The Released Claims specifically include but are not limited to: claims under common law or equity; claims for additional compensation or benefits arising out of your employment or your separation from employment; wage and hour claims; unlawful discharge; breach of contract; breach of the covenant of good faith and fair dealing; fraud; violation of public policy; defamation; physical injury; emotional distress; equal pay; negligence; claims under Title VII of the 1964 Civil Rights Act; the Civil Rights Act of 1991; 42 U.S.C. § 1981; the Genetic Information Nondiscrimination Act; the Employee Polygraph Protection Act; the anti-retaliation provisions of the Sarbanes-Oxley Act or any other federal or state law regarding whistleblower retaliation; the Uniformed Services Employment and Reemployment Rights Act; the Fair Credit Reporting Act; the Fair Labor Standards Act (except as prohibited by law); the Age Discrimination in Employment Act (“ADEA”); Older Workers Benefit Protection Act (“OWBPA”); the Employee Retirement Income Security Act of 1974 (“ERISA”); the Americans with Disabilities Act; the Workers Adjustment and Retraining Notification Act (“WARN”); the Equal Pay Act; the Family Medical Leave Act; the Civil Rights Act of 1866; the Pregnancy Discrimination Act; the Pregnant Workers Fairness Act; the New Jersey Law Against Discrimination; the New Jersey Conscientious Employee Protection Act; the New Jersey Family Leave Act; the New Jersey Wage Payment Law; the New Jersey Wage and Hour Law; the New Jersey Equal Pay Act; retaliation claims under the New Jersey Workers' Compensation Law; and any other federal, state, or local laws, constitution, rule, ordinance, order, and/or regulations, including their amendments and respective implementing regulations. 3. Protected Rights: . Docusign Envelope ID: 23ADA312-9065-4C49-B477-DA1460F5C433

Subsequent Release - 2 GDSVF&H\10593288.6 a. You understand that nothing in any Company agreement, policy, or practice, including this Subsequent Release, the Separation Agreements and the exhibits attached thereto, limits or is intended to limit your ability to file a charge or complaint with, to provide documents or information voluntarily or in response to a lawfully-served subpoena or other information request to, or to participate in an investigation or proceeding conducted by, the Equal Employment Opportunity Commission (the “EEOC”), the National Labor Relations Board, the Occupational Safety and Health Administration, the Securities and Exchange Commission, or any other federal, state, or local government agency or commission (each, a “Government Agency”). You further understand that nothing in any Company agreement, policy, or practice, including this Subsequent Release, the Separation Agreements and the exhibits attached thereto, limits or is intended to limit your ability to communicate with any Government Agency or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company. This Subsequent Release does not limit your right to receive an award for information provided to any Government Agency. b. You understand that nothing in this Subsequent Release, the Separation Agreement or any exhibits or schedules attached thereto: (i) applies to claims for, or prevents the disclosure of facts necessary to obtain, unemployment benefits, workers’ compensation benefits, Medicaid, or other public benefits to which you may be entitled; (ii) applies to claims arising after the date you sign this Subsequent Release; (iii) applies to claims for reimbursement of expenses under the Company’s expense reimbursement policies; (iv) applies to claims for any vested rights under the Company’s ERISA-covered employee benefit plans as applicable on the date you sign this Subsequent Release; (v) applies to claims that controlling law clearly states may not be released by private agreement; (vi) limits or affects your right, if any, to challenge the validity of this Subsequent Release under the ADEA or the OWBPA; (vii) applies to a non-disclosure or non-disparagement clause agreed to before a dispute arises involving a nonconsensual sexual act or sexual contact, including when the victim lacks capacity to consent, or relating to conduct that is alleged to constitute sexual harassment; (viii) applies to any claim or right to enforce the Separation Agreement or this Subsequent Release, (ix) applies to any vested right under any Company Group-sponsored or administered group employee welfare benefit, 401(k), or stock, equity, or incentive compensation plan (except, for the avoidance of doubt, with respect to any claims you have or had under the Severance Plan that are expressly superseded or released (and not otherwise expressly preserved) under the Separation Agreement or this Subsequent Release); (x) any claim that cannot be released as a matter of law, or (xi) prevents a non-supervisory or non-managerial employee from engaging in protected concerted activity under Section 7 of the National Labor Relations Act (“NLRA”) or under similar state law. Activity protected under Section 7 of the NLRA includes: (1) organizing a union to negotiate with their employer concerning their wages, hours, and other terms and conditions of employment; (2) forming, joining, or assisting a union, such as by sharing employee contact information; (3) talking about or soliciting for a union during non- work time, such as before or after work or during break times, or distributing union literature during non- work time, in non-work areas, such as parking lots or break rooms; (4) discussing wages and other working conditions with co-workers or a union; (5) taking action with one or more co-workers to improve working conditions by, among other means, raising work-related complaints directly with the employer or with a government agency, or seeking help from a union; (6) striking and picketing, depending on its purpose and means; (7) taking photographs or other recordings in the workplace, together with co-workers, to document or improve working conditions, except where an overriding employer interest is present; (8) wearing union hats, buttons, t-shirts, and pins in the workplace, except under special circumstances; and (9) choosing not to engage in any of these activities. In addition, you understand that nothing in this Subsequent Release or any exhibits or schedule attached hereto shall have the purpose or effect of requiring you to conceal the details relating to any claim of discrimination, harassment, or retaliation, provided that you shall not reveal proprietary information consisting of non-public trade secrets, business plans, and customer information. You further agree that nothing in any Company agreement, policy, or practice, including this Subsequent Release is intended to conflict with the foregoing protected rights. However, by signing this Subsequent Release, except with respect to those rights set forth in Section 3(b)(i) – (xi), you are waiving your right to recover any individual relief, including any backpay, front pay, reinstatement or other legal or equitable Docusign Envelope ID: 23ADA312-9065-4C49-B477-DA1460F5C433

Subsequent Release - 3 GDSVF&H\10593288.6 relief, in any charge, complaint, or lawsuit or other proceeding brought by you or on your behalf by any third party, except for any right you may have to receive a payment or award from a Government Agency (and not the Company) for information provided to said Government Agency and except as provided under applicable law. You acknowledge and agree that nothing contained in this Subsequent Release shall prohibit or limit the Company from responding to any charge, action, or other dispute brought by you pursuant to any rights or actions that may not be waived by this Subsequent Release, including but not limited to any action brought by you through or on your behalf by a Government Agency. c. Notwithstanding your confidentiality obligations to the Company under this Subsequent Release and the Separation Agreement, you understand that as provided by the Federal Defend Trade Secrets Act, you will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret made: (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (ii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. d. Notwithstanding the above, you understand that upon the Subsequent Release Effective Date, this Subsequent Release will be final and binding. You promise not to pursue any claim released by this Subsequent Release. Notwithstanding the foregoing, although you are releasing claims you may have under the ADEA and the OWBPA, you may challenge the knowing and voluntary nature of this Subsequent Release before a court, the Equal Employment Opportunity Commission or any other Government Agency charged with the enforcement of any employment laws. 4. Separation Agreement Remains Effective: You understand and agree that except as expressly provided herein, this Subsequent Release does not modify or supersede the Separation Agreement, which shall remain fully effective and enforceable. 5. Confidentiality: Except as required by law, you must keep the existence, contents, terms, and conditions of this Subsequent Release confidential and may not disclose them except to your immediate family, accountant(s), attorneys, or under subpoena or court order, or except for purposes of enforcing its terms. If asked for information about this Subsequent Release, you will simply respond that you and the Company have separated on agreed terms. Any breach of this Confidentiality paragraph shall be deemed a material breach of this Subsequent Release. 6. Employee Representations: You acknowledge that the Company relies on these representations by you entering into this Subsequent Release: a. You have reported to the Company any work-related injuries or occupational illnesses sustained by you during your employment with the Company; b. You have not breached any agreement between you and the Company; c. You have been properly provided any leaves of absence requested and available to you based on your or your family members’ health or medical condition or military service, and have not been subjected to any improper treatment, conduct, or actions due to a request for or taking such leave; d. With receipt of your Final Pay, you have received all compensation due because of your employment with the Company through the Separation Date; e. You have been properly provided paid time off and, consistent with the Company’s non-accrual vacation policy, you will not have any accrued but unused vacation time or paid time off as of the Separation Date for which you are entitled to payment; and Docusign Envelope ID: 23ADA312-9065-4C49-B477-DA1460F5C433

Subsequent Release - 4 GDSVF&H\10593288.6 f. You have had the opportunity to provide the Company with written notice of any and all concerns regarding suspected ethical and compliance issues or violations on the part of the Company. 7. Headings; Sub-Headings: Headings and sub-headings of the paragraphs and sub- paragraphs of this Subsequent Release are intended solely for convenience of reference and no provision of this Subsequent Release is to be construed based upon the heading or sub-heading of any paragraph or sub- paragraph. 8. No Admission of Liability: This Subsequent Release shall not be construed or contended to be an admission or evidence of any wrongdoing, unlawful conduct, or liability by you or by the Company or the Releasees. This Subsequent Release shall be afforded the maximum protection allowable under Federal Rule of Evidence 408 and/or any other state or federal provisions of similar effect. 9. Severability: If a court of competent jurisdiction finds any clause or provision of this Subsequent Release to be unenforceable, the remainder of this Subsequent Release will remain in full force and will not be affected. 10. Amendment: This Subsequent Release may be amended only by an instrument in writing signed by all parties to this Subsequent Release. 11. Interpretation and Construction of Release: This Subsequent Release shall be construed and interpreted under the laws of the state of New Jersey, without regard to conflict of laws principles. Moreover, this Subsequent Release shall not be construed against either party as the author or drafter of the Subsequent Release. 12. Complete and Voluntary Agreement: Except as otherwise provided herein, this Subsequent Release constitutes the entire agreement between you and the Releasees regarding the subject hereof and supersedes all prior negotiations and agreements, whether written or oral, relating to such subject, except as expressly stated herein. Notwithstanding the foregoing, and except as otherwise provided in the Separation Agreement or herein, this Subsequent Release shall not supersede any continuing obligation that (i) you may have under the Separation Agreement or under any agreements with the Company regarding the non-disclosure of trade secrets and confidential or proprietary information, prohibiting solicitation of customers, suppliers, or employees, prohibiting competition with the Company, assigning intellectual property, or providing for a dispute resolution mechanism, or (ii) the Company or any of the Company Group may have to you under the Separation Agreement or under any stock, equity, or incentive compensation plan or agreement. You acknowledge that neither the Company, the Releasees, nor their agents or attorneys have made any promise, representation or warranty, either express or implied, written or oral, which is not contained in this Subsequent Release to induce you to execute the Subsequent Release. You acknowledge that you have executed this Subsequent Release in reliance only upon the promises, representations and warranties herein, and that you are executing this Subsequent Release voluntarily and free of any duress or coercion 13. Review of Release; Effective Date: You understand that you may take up to the later of (a) twenty-one (21) calendar days from the date on which you received this Subsequent Release or (b) the fifth calendar date after the Separation Date to consider this Agreement (the “Subsequent Release Consideration Period”). You acknowledge and agree that you received the Subsequent Release on the Notification Date. You understand that you are NOT to sign this Subsequent Release prior to the Separation Date. You agree that changes to this Subsequent Release, whether material or immaterial, do not toll or restart the Subsequent Release Consideration Period. If you choose to sign this Subsequent Release before the Subsequent Release Consideration Period ends, you represent: (i) you freely chose to do so after carefully considering its terms; (ii) you are knowingly and voluntarily waiving the remainder of the Subsequent Release Consideration Period; and (iii) your decision to waive the remainder of the Subsequent Release Docusign Envelope ID: 23ADA312-9065-4C49-B477-DA1460F5C433

Subsequent Release - 5 GDSVF&H\10593288.6 Consideration Period was not induced by the Company through fraud, misrepresentation, or a threat to withdraw or alter the offer prior to the expiration of the Subsequent Release Consideration Period, or by providing different terms to you for signing this Subsequent Release prior to the expiration of the Subsequent Release Consideration Period. You affirm that you were advised to consult with an attorney before signing this Subsequent Release. You also understand you may revoke this Subsequent Release within seven (7) calendar days of signing (the “Subsequent Release Revocation Period”) and that the Company will only provide you with the Severance Benefits after that Subsequent Release Revocation Period has expired. Any revocation must be made in writing and delivered to Gena Ashe at gashe@anterix.com. This Subsequent Release is effective on the eighth (8th) calendar day after you return a signed version of the Subsequent Release to the Company, provided that you do not revoke your acceptance of the Subsequent Release during the Subsequent Release Revocation Period (the “Subsequent Release Effective Date”). Notwithstanding the immediately preceding sentence, you acknowledge and agree that if you sign this Subsequent Release prior to the Separation Date, the Company may require that you re-sign this Subsequent Release on or after the Separation Date, and that, under such circumstances, you will not be entitled to receive the Severance Benefits until after you have done so. [Remainder of Page Intentionally Left Blank; Signature Page to Follow] Docusign Envelope ID: 23ADA312-9065-4C49-B477-DA1460F5C433

Signature Page to Subsequent Release for Robert H. Schwartz GDSVF&H\10593288.6 YOU AGREE THAT YOU HAVE CAREFULLY READ THIS SUBSEQUENT RELEASE, THAT YOU HAVE BEEN GIVEN AMPLE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, THAT YOU ARE RECEIVING SUBSTANTIAL BENEFITS AS A RESULT OF THIS SUBSEQUENT RELEASE, AND THAT YOU ARE VOLUNTARILY SIGNING THIS SUBSEQUENT RELEASE BY YOUR OWN FREE ACT. THIS SUBSEQUENT RELEASE CONSTITUTES A VOLUNTARY AND KNOWING WAIVER OF RIGHTS UNDER THE LAWS AND STATUTES REFERENCED ABOVE. YOU UNDERSTAND THAT YOU ARE NOT TO SIGN THIS SUBSEQUENT RELEASE PRIOR TO THE SEPARATION DATE. BY SIGNING BELOW, THE PARTIES INDICATE THEIR ACCEPTANCE OF THE TERMS OF THIS SUBSEQUENT RELEASE AS OF THE DATE INDICATED BELOW. Robert H. Schwartz Robert H. Schwartz Date: Anterix, Inc. By: Morgan E. O’Brien Title: Executive Chairman Date: Docusign Envelope ID: 23ADA312-9065-4C49-B477-DA1460F5C433 11/2/2024 | 09:51 EDT